M A Y 1 2 , 2 0 0 8 Jamie Dimon Chairman and Chief Executive Officer UBS Global Financial Services Conference Exhibit 99.1

Firm and line of business update
Key investor topics
Prime mortgage
Comments on home lending credit
Commercial Banking credit
Bear Stearns merger update
Capital management 2Q08
Comments on environment
2Q08 outlook
Conclusions
Agenda

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F I R M A N D L I N E OF B U S I N E S S U P D A T E

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1Q08 Managed Results1

Managed basis presents revenue and credit costs without the effect of credit card securitizations.  Revenue is on a fully taxable-equivalent (FTE) basis. All references to credit costs refer to managed provision for credit losses
2
Includes merger costs of $22mm in 4Q07 and $62mm in 1Q07
3
Actual numbers for all periods, not over/under
4
See note 1 on slide 31
$ in millions
1
1Q08 4Q07 1Q07 4Q07 1Q07
Revenue (FTE)1
$17,898 ($377) ($1,843) (2)% (9)%
Credit Costs
1
5,105 1,944 3,504 61% 219%
Expense
2
8,931 (1,789) (1,697) (17)% (16)%
Reported Net Income $2,373 ($598) ($2,414) (20)% (50)%
Reported EPS $0.68 ($0.18) ($0.66) (21)% (49)%
ROE
3
8% 10% 17%
ROE Net of GW
3
12% 15% 27%
ROTCE
3, 4
13% 17% 30%
$ O/(U) O/(U) %

Investment Bank
$ in millions
Net loss of $87mm on revenue of $3.0B, down 52% YoY
IB fees of $1.2B down 30% YoY, driven primarily by a
decline in debt underwriting fees
Ranked #1 for total Global Investment Banking Fees³;
market share grew from 7.2%³
in 2007 to 7.4%³
in 1Q08
Ranked #1 in Global Debt, Equity and Equity-Related
4
for first time ever
Fixed Income Markets revenue of $466mm decreased 82%
YoY reflecting:
Markdowns of $2.6B: $1.2B on prime, Alt-A and
subprime mortgages; $1.1B on leveraged lending
commitments; $266mm on CDO warehouse and unsold
positions
All other trading results include record rates &
currencies and strong trading results in credit trading,
commodities and emerging markets. Mixed results in all
other businesses
Gain of $662mm from the widening of the firm’s credit
spread on certain structured liabilities
Equity Markets revenue of $1.0B down 37% YoY, driven by
weak trading results, offset partially by strong client
flows and gains of $287mm from the widening of the
firm’s credit spread on certain structured liabilities
Credit costs of $618mm were driven by increased
allowance, including the impact of the transfer of $4.9B
of leveraged lending commitments to the retained loan
portfolio
1
Actual numbers for all periods, not over/under
2
Average Trading and Credit Portfolio VAR
3
Source: Dealogic
4
Source: Thomson Financial
2
1Q08 4Q07 1Q07
Revenue $3,011 ($161) ($3,243)
Investment Banking Fees 1,206 (451) (523)
Fixed Income Markets 466 (149) (2,126)
Equity Markets 976 398 (563)
Credit Portfolio 363 41 (31)
Credit Costs 618 418 555
Expense 2,553 (458) (1,278)
Net Income ($87) ($211) ($1,627)
Key Statistics
1
Overhead Ratio 85% 95% 61%
Comp/Revenue 41% 49% 42%
Allowance for loan losses
to average loans
2.55% 1.93% 1.76%
ROE (2)% 2% 30%
VAR ($mm)

$122 $123 $83
$ O/(U)

Institutional Investor

Risk

Dealmaker

EUROMONEY

ifr awards 2007

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2007 1Q08
Rank Share Rank Share
Global M&A Announced¹
#4 27% #4 27%
Global Debt, Equity & Equity-related #2 8% #1 10%
    US Debt, Equity & Equity-related
#2 10% #1 15%
Global Equity & Equity-related #2 9% #4 7%
    US Equity & Equity-related
#5 11% #4 9%
Global Long-term Debt #3 7% #1 10%
    Global Investment Grade Debt
#3 7% #2 8%
    Global High Yield Debt #1 12% #1 20%
Global Loan Syndications #1 13% #1 11%
League table results Major 2007 Awards
Best Overall Investment Bank
Five bankers named
to 2007 Rainmaker List
Best Equity Capital Markets – Global
Best Debt House- Western Europe
Supranational/ Sovereign/
Agency/ Regional Bond House
Asia-Pacific Equity-linked House
U.S. Leveraged Finance House
Source: Thomson Financial
1
Global announced M&A market share and ranking for 2007 includes transactions withdrawn since the end of 12/31/07
1Q08 IB fee and market share performance
2007 Derivatives
House of the Year
Best Derivatives House over the Past 20
Years
Best Credit Derivatives House – Pioneer
and Modern Great

Leveraged Lending
Net additional markdown of $1.1B in 1Q08 on the remaining funded and unfunded commitments of
$22.5B with gross markdowns in excess of 11% at 3/31/08
Mortgage-related
Prime / Alt-A exposure of $12.8B - markdowns of $1.1B in 1Q08
Prime - securities of $5.6B, mostly AAA-rated and $1.5B of first lien mortgages
Alt-A - securities of $3.5B, mostly AAA-rated and $2.2B of first lien mortgages
Subprime exposure of $1.9B – markdowns of $152mm in 1Q08
Exposure is hedged by approximately ($1.6B) of hedges and short positions
CMBS exposure of $13.5B
The majority is comprised of loans and securities of which 50% are AAA-rated
Collateralized Debt Obligation (“CDO”) Warehouse and Unsold Positions
CDO warehouse and unsold positions of $4.4B - markdowns of $266mm in 1Q08
Mostly corporate credit underlying; no subprime
Municipal Finance-related
Municipal finance-related positions of $3.1B
Investment Bank Risk Topics (as of 3/31/08)
Bear Stearns  will add to risk positions

Retail Financial Services - Drivers
Key Statistics¹ ($ in billions)
1
Actual numbers for all periods, not over/under
2
Does not include held-for-sale loans
3
Reflects primarily subprime mortgage loans owned.  As of 3/31/08, $34.3B of held-for-investment prime mortgage loans sourced by RFS are reflected in Corporate for reporting and risk management purposes. The economic benefits of these loans flow to RFS
Average deposits up 4% YoY
Branch production statistics YoY:
Checking accounts up 9%
Credit card sales up 18%
Mortgage originations up 39%
Investment sales down 15%
Home equity originations down 47% YoY
due to tighter underwriting standards
and housing market deterioration
Mortgage loan originations up 30% YoY
76% of 1Q08 mortgage loan
originations are conforming
3rd party mortgage loans serviced up
15% YoY
5
1Q08 4Q07 1Q07
Regional Banking
Average Deposits
$214.3 $208.5 $206.5
Checking Accts (mm)
11.1 10.8 10.2
# of Branches
3,146 3,152 3,071
# of ATMs
9,237 9,186 8,560
Investment Sales ($mm)
$4,084 $4,114 $4,783
Home Equity Originations
$6.7 $9.8 $12.7
Avg Home Equity Loans Owned
$95.0 $94.0 $86.3
Avg Mortgage Loans Owned
2,3
$15.8 $13.7 $8.9
Mortgage Banking
Mortgage Loan Originations
$47.1 $40.0 $36.1
3rd Party Mortgage Loans Svc'd
$627 $615 $546
Auto
Auto Originations
$7.2 $5.6 $5.2
Avg Auto Loans and Leases
$45.1 $43.5 $42.5

Retail Financial Services
$ in millions
1
Actual numbers for all periods, not over/under
2
The net charge-off rate for 1Q08 and 4Q07 excluded $14mm and $2mm, respectively, of charge-offs related to prime mortgage loans held by Treasury in the Corporate sector
Net loss of $227mm driven by increased credit
costs
Revenue of $4.7B grew 15% YoY
Credit costs in 1Q08 include a $1.7B addition to
allowance (including $1.1B home equity and
$417mm subprime mortgage) and higher net
charge-offs across all segments
Expense growth of 7% YoY reflects higher
mortgage production and servicing expense and
investments in retail distribution
Regional Banking net loss of $433mm reflects a
significant increase in the provision for credit
losses.  Net revenue of $3.4B was up 11% YoY,
benefiting from higher loan balances, wider loan
spreads, increased deposit-related fees and
higher deposit balances
Mortgage Banking net income of $132mm was up
57% YoY driven by increased production revenue
Auto Finance net income of $74mm declined 13%
YoY primarily due to increased credit costs
6
1Q08 4Q07 1Q07
Net Interest Income $3,011 $306 $394
Noninterest Revenue 1,691 (419) 202
Total Revenue 4,702 (113) 596
Credit Costs 2,492 1,441 2,200
Expense 2,570 30 163
Net Income ($227) ($979) ($1,086)
Regional Banking ($433) ($804) ($1,123)
Consumer and Business Banking 545 (17) 37
Loan Portfolio/Other (978) (787) (1,160)
Mortgage Banking 132 (200) 48
Auto Finance $74 $25 ($11)
Key Statistics
1
Overhead (excl. CDI) 53% 50% 56%
Net Charge-off Rate
2
1.71% 1.17% 0.46%
Allowance for Loan Losses to EOP Loans 2.28% 1.46% 0.89%
ROE
(5)%
19% 22%
$ O/(U)

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Key statistics JPM 30-day delinquency trend
Comments on home equity
Home Equity
  1Q08  4Q07 1Q07
EOP owned portfolio ($B)
$95.0 $94.8  $87.7
Net charge-offs ($mm)
$447 $248 $68
Net charge-off rate
1.89% 1.05% 0.32%
1.00%
1.25%
1.50%
1.75%
2.00%
2.25%
Sep-
05
Dec-
05
Mar-
06
Jun-
06
Sep-
06
Dec-
06
Mar-
07
Jun-
07
Sep-
07
Dec-
07
Mar-
08
1Q08 addition to allowance for loan losses of $1.1B is sufficient to cover annual net charge-
offs of approximately $2.6B
Significant underwriting changes made over the past year include elimination of stated
income loans and state/MSA based reductions in maximum CLTVs based on expected housing price trends.  Maximum CLTVs now range from 60% to 85%
2008 originations are expected to be down significantly from 2006-2007 levels
High CLTVs continue to perform poorly, exacerbated by housing price declines in key geographies
Note: CLTV = Combined-Loan-to-Value.  This metric represents how much equity the borrower has in the property

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Subprime Mortgage
Key statistics JPM 30-day delinquency trend
Comments on subprime mortgage portfolio
1
Excludes mortgage loans held in the Community Development loan portfolio
  1Q08  4Q07  1Q07
EOP owned portfolio ($B)
1
$15.8 $15.5 $9.0
EOP held-for-sale ($B) - - $3.7
Net charge-offs ($mm) $149 $71 $20
Net charge-off rate 3.82% 2.08% 0.92%
0%
3%
6%
9%
12%
15%
18%
Sep-
05
Dec-
05
Mar-
06
Jun-
06
Sep-
06
Dec-
06
Mar-
07
Jun-
07
Sep-
07
Dec-
07
Mar-
08
Subprime
1Q08 addition to allowance for loan losses of $417mm is sufficient to cover annual net charge-offs of approximately $700mm
Portfolio experiencing credit deterioration as a result of risk layering and housing price declines
Additional underwriting changes have effectively eliminated new production in the current environment

Card Services (Managed)
¹ Actual numbers for all periods, not over/under
Net income of $609mm down by $156mm, or
20% YoY; decline in results driven by increase
in credit costs
Credit costs up by $441mm, or 36% YoY due to
a higher level of charge-offs and an $85mm
prior-year reduction of the allowance for loan
losses
Average outstandings of $153.6B up 3% YoY
and 1% QoQ
Charge volume growth of 5% YoY reflects a
10% increase in sales volume, offset partially
by a lower level of balance transfers, the
result of more targeted marketing efforts
Revenue of $3.9B up by $224mm or 6% YoY
Managed margin increased to 8.34% from
8.11% YoY and 8.20% in the prior quarter
Expense of $1.3B up by $31mm, or 2% YoY,
primarily due to higher marketing expense
$ in millions
9
1Q08 4Q07 1Q07
Revenue $3,904 ($67) $224
Credit Costs 1,670 (118) 441
Expense 1,272 49 31
Net Income $609 - ($156)
Key Statistics ($B)
1
Avg Outstandings $153.6 $151.7 $149.4
EOP Outstandings $150.9 $157.1 $146.6
Charge Volume $85.4 $95.5 $81.3
Net Accts Opened (mm) 3.4 5.3 3.4
Managed Margin 8.34% 8.20% 8.11%
Net Charge-Off Rate 4.37% 3.89% 3.57%
30-Day Delinquency Rate 3.66% 3.48% 3.07%
ROO (pretax) 2.52% 2.51% 3.28%
ROE 17% 17% 22%
$ O/(U)

Commercial Banking
¹ Actual numbers for all periods, not over/under
2
Includes deposits and deposits swept to on-balance sheet liabilities
Net income of $292mm down 4% YoY
driven by an increase in the provision
for credit losses, largely offset by
higher net revenue
Average loans up 18% and liability
balances up 22% YoY
Revenue of $1.1B up 6% YoY primarily
due to higher treasury services and
lending revenue, partially offset by
lower IB revenue
Credit costs reflect higher net charge-
offs, primarily related to residential
real estate, the effect of the
weakening credit environment and
growth in loan balances
Expense relatively flat YoY, with
overhead ratio of 45%
$ in millions
10
1Q08 4Q07 1Q07
Revenue $1,067 ($17) $64
Middle Market Banking 706 11 45
Mid-Corporate Banking 207 (32) (5)
Real Estate Banking 97 (5) (5)
Other 57 9 29
Credit Costs 101 (4) 84
Expense 485 (19) -
Net Income $292 $4 ($12)
Key Statistics ($B)
1
Avg Loans & Leases $68.0 $65.5 $57.7
Avg Liability Balances
2
$99.5 $96.7 $81.8
Overhead Ratio 45% 46% 48%
Net Charge-Off Rate 0.48% 0.21% (0.01)%
Allowance for loan losses
to average loans
2.65% 2.66% 2.68%
ROE 17% 17% 20%
$ O/(U)

Treasury & Securities Services
1
Actual numbers for all periods, not over/under
2
Includes deposits and deposits swept to on-balance sheet liabilities
Net income of $403mm up 53% YoY
Pretax margin of 34%
Liability balances up 21% YoY
Assets under custody up 7% YoY
Revenue up 25% YoY driven by:
Double-digit revenue growth in both
TS and WSS
Higher client volumes across
businesses
WSS benefited from wider spreads in
securities lending and foreign
exchange driven by recent market
conditions
Expense up 14% YoY driven by:
Higher expense related to business
and volume growth
Investment in new product
platforms
$ in millions
11
1Q08 4Q07 1Q07
Revenue $1,913 ($17) $387
Treasury Services 813 (11) 124
Worldwide Securities Svcs 1,100 (6) 263
Expense 1,228 6 153
Net Income $403 ($19) $140
Key Statistics
1
Avg Liability Balances ($B)
2
$254.4 $250.6 $210.6
Assets under Custody ($T) $15.7 $15.9 $14.7
Pretax Margin 34% 35% 27%
ROE 46% 56% 36%
TSS Firmwide Revenue $2,598 $2,636 $2,142
TS Firmwide Revenue $1,498 $1,530 $1,305
TSS Firmwide Avg Liab
Bal ($B)2
$353.8 $347.4 $292.4
$ O/(U)

Asset Management
1
Actual numbers for all periods, not over/under
2
Reflects the transfer in 2007 of held-for-investment prime mortgage loans from AM to Treasury within the Corporate segment
Net income of $356mm down 16% YoY and 32% QoQ
Pretax margin of 30%
Revenue of $1.9B flat YoY as the benefit from
higher AUM and deposit and loan growth was offset
by lower performance fees and lower market
valuations for seed capital investments
Revenue decline of 20% QoQ driven by seasonality in
the recognition of performance fees and a decline
in AUM due to lower market levels
Assets under management of $1.2T, up 13% YoY and
flat QoQ
Net AUM inflows of $47B for 1Q08 and $143B for
the past twelve months
1Q08 AUM balances affected by markets
Continued mixed global investment performance
75% of mutual fund AUM ranked in first or second
quartiles over past five years; 73% over past
three years; 52% over one year
Expense up 7% YoY, driven by higher compensation
related to increased headcount
$ in millions
1Q08 4Q07 1Q07
Revenue $1,901 ($488) ($3)
  Private Bank 655 (58) 95
  Institutional 490 (264) (61)
  Retail 466 (174) (61)
  Private Client Services 290 8 24
Credit Costs 16 17 25
Expense 1,323 (236) 88
Net Income $356 ($171) ($69)
Key Statistics ($B)¹
Assets under Management $1,187 $1,193 $1,053
Assets under Supervision $1,569 $1,572 $1,395
Average Loans²
$36.6 $32.6 $25.6
Average Deposits $68.2 $64.6 $54.8
Pretax Margin 30% 35% 36%
ROE 29% 52% 46%
$ O/(U)

Corporate/Private Equity
$ in millions
Private Equity
Private Equity gains of $189mm in 1Q08
EOP Private Equity portfolio of $6.6B
Represents 8.3% of common equity less
goodwill
Corporate
Net income of $15mm excluding sale
proceeds on Visa
Sale proceeds of $955mm (after-tax) on
the sale of Visa shares in initial public
offering
1
Includes after-tax merger costs of $14mm in 4Q07 and $38mm in 1Q07
1Q08 4Q07 1Q07
Private Equity $57 ($299) ($641)
Corporate ex. Visa 15 108      44
Visa 955 955      955
Net Income¹
$1,027 $778 $396
$ O/(U)

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8.3%
8.4% 8.4% 8.4%
8.5%
6.8%
6.7%
6.6%
6.5%
6.6%
1Q08 4Q07 3Q07 2Q07 1Q07
Tier 1 Capital Ratio TCE/Managed RWA
1
See note 1 on slide 31
Capital management / fortress balance sheet
Strong capital positions with Tier I capital
ratio of 8.3% at 3/31/08
Recent preferred stock issuance of $6B
Provides flexibility to be opportunistic in
current environment
Strong liquidity and funding position
Reserve coverage ratios remain strong
1Q08 4Q07 1Q07
Consumer ex. Card Services 2.00% 1.23% 0.79%
Card Services  4.49% 4.04% 3.96%
Investment Bank 2.55% 1.93% 1.76%
Commercial Banking 2.65% 2.66% 2.68%
1
Current position Capital Ratios
Allowance for loans losses to loans
1

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Revenue growth drivers
Key metrics
1
Includes deposits and deposits swept to on-balance sheet liabilities
2
Reflects the transfer in 2007 of held-for-investment prime mortgage loans from AM to Treasury within the Corporate segment
Good underlying momentum in core business drivers propelling organic growth across businesses
% Change YoY 1Q08 4Q07 3Q07 2Q07 1Q07
Retail Financial Services
Regional Banking Average Deposits 4% 4% 10% 10% 12%
Mortgage Loan Originations 30% 34% 35% 41% 24%
Credit Cards Originated in Branches
18% 34% 59% (7)%           17%
Commercial Banking
Liability Balances¹
22% 22% 22% 16% 16%
Loans & Leases 18% 14% 15% 14% 13%
Treasury and Securities Services
Liability Balances¹
21% 30% 23% 12% 18%
Assets under Custody 7% 15% 21% 32% 31%
Asset Management
Assets under Management 13% 18% 24% 23% 21%
Loans²
43% 13% 16% 11% 5%
Deposits 24% 26% 17% 9% 14%
Investing for the Future
# of ATMs 8% 8% 14% 12% 16%
# of Branches 2% 2% 16% 16% 16%
# of Branch Bankers & Sales Specialists 21% 23% 23% 22% 12%

K E Y I N V E S T O R T O P I C S 16

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Prime Mortgage
Comments on prime mortgage portfolio
JPM 30-day delinquency trend
0.00%
0.50%
1.00%
1.50%
2.00%
2.50%
3.00%
3.50%
Sep-
05
Dec-
05
Mar-
06
Jun-
06
Sep-
06
Dec-
06
Mar-
07
Jun-
07
Sep-
07
Dec-
07
Mar-
08
Prime
  1Q08  4Q07  1Q07
EOP balances in Corporate ($B) $41.1 $36.9 $26.5
EOP balances in RFS¹ ($B)
4.0 3.6  7.4
Total $45.1 $40.5 $33.9
Net charge-offs
2
($mm) $50 $17 $3
Net charge-off rate 0.48% 0.18% 0.04%
1Q08 addition to allowance for loan losses of $256mm
Prime mortgage includes³:
$32.1B of jumbo mortgages
$2.6B of Alt-A mortgages
Key statistics
Note: CLTV = Combined-Loan-to-Value.  This metric represents how much equity the borrower has in the property
1
Includes Construction Loans and Loans eligible for repurchase as well as loans repurchased from GNMA pools that are insured by US government agencies
2
Net charge-offs include $14mm in RFS and $36mm in Corporate
3
$0.3B jumbo mortgages and $1.2B Alt-A mortgages are in warehouse

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Prime Mortgage – 1Q08 Performance
Profile of loans charged off in 1Q08
High CLTVs at origination (e.g., 80/20
stackers)
Limited income documentation
California and Florida
2006 and 2007 origination years
Changes in credit policy
Performance of ongoing vs. discontinued loans in 1Q08
Eliminated Alt-A
Implemented declining markets policy,
limiting CLTVs
Eliminated stated income/assets in
wholesale and correspondent channels
Note: Discontinued Businesses = High CLTV and Stated Income
Note: CLTV = Combined-Loan-to-Value.  This metric represents how much equity the borrower has in the property
0%
20%
40%
60%
80%
100%
Ongoing business Discontinued business
% of outstanding % of 30+ day delinquencies % of net charge-offs

Comments on Home Lending Credit
Home equity losses could double to $900mm by end of year
Expect increase in subprime mortgage losses to approximately $200mm-
$250mm in 2Q08
Expect increase in prime mortgage losses to approximately $100mm in
2Q08
Across all home lending portfolios, credit could deteriorate further in future depending on home prices, unemployment and the economy
Possible additions to reserves

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California
17%
Other
54%
Arizona
9%
Colorado
3%
Illinois
5%
Texas
12%
Homebuilders
19%
Other
12%
Condos
5%
Land
3%
Income
producing
61%
CB real estate exposure as of 3/31/08 ($B)
Real Estate Banking by industry as of 3/31/08
Total outstanding: $7.5B
Investment Real Estate: O/S RCE
Real Estate Banking $7.5  $11.8
Middle Market & Mid-Corporate
Community Development
$3.2
$1.1
$4.5
$2.4
Total Investment $11.8  $18.8
% of total CB  17% 13%
Owner-Occupied  4.5  6.3
Total Investment & Owner-
Occupied
$16.3  $25.4
% of total CB 24% 17%
Commercial Banking - Diversified Real Estate Exposure
Real Estate Banking by geography as of 3/31/08
Total outstanding: $7.5B
Total CB loan portfolio characteristics
Granular portfolio with 24% in loans below
$3mm; 5% in loans over $100mm
Average maturity of less than 3 years
Responsible balance sheet growth
Limited real estate exposure

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NPL Ratio by business
NCO Ratio by business
0.00%
0.04% 0.06%
0.00% 0.01%
0.23%
0.00%
0.22%
3.51%
0.00%
0.50%
1.00%
1.50%
2.00%
2.50%
3.00%
3.50%
4.00%
Middle Market Mid-Corporate Real Estate Banking
2006 2007 1Q08
0.29%
0.01%
0.03%
0.17%
0.05%
0.44%
0.28%
2.44%
0.72%
0.00%
0.50%
1.00%
1.50%
2.00%
2.50%
3.00%
Middle Market Mid-Corporate Real Estate Banking
2006 2007 1Q08
1
Real Estate reflects credit ratios in Real Estate Banking only
1
1
Commercial Banking Credit Quality
Majority of NPLs and NCOs have come from real estate, as expected
Credit quality still outperforming peers but expected to continue trending towards normalized levels

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Bear Stearns Merger Integration
Firmwide Merger Integration Office of Senior Executives meets weekly
95%+ systems selection completed
Plans are in place to bridge the general ledger, HR, payroll and back office processing and convert the back office
Acquiring 4.1mm sq ft of real estate of which 1mm sq ft will be eliminated;
acquiring 5 trading floors and building 2 more
Co-location of Equities, Research, IB and back office to occur in 2008
Broker dealer consolidation to occur by end of 2008
Infrastructure
Leadership teams have been announced to approximately 3 levels down within the organization
All 14,000+ BSC employees have a manager within the new organization who is responsible for ensuring appropriate decisioning is being made
Businesses are 75% complete in making people selection decisions; communication is ongoing and expected to be complete to all staff by merger close
Have identified positions for approximately 40% of BSC staff
Have identified more than 1,500 redeployment job opportunities through the Talent
Network process
People

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JPMorganChase

Bear Stearns Balance Sheet – Estimated Projections
Risk Weighted Assets (RWA) - $ in billions
  3/17/08
Estimate
6/30/08 Target run-rate
Trading $155 $100  $30
Credit  63 60 20
Mortgages 73 20 5
Repo 8 10 0
Other Trading 11 10 5
Prime Services 41 30 50
Other Assets 30 20 15
Total RWA 225 150  95
Total GAAP Assets $410 $225 $250
New risk limits and risk measures for BSC activity have been set for all businesses to match the appetite of the combined firm
Daily risk reporting is in place
Balance sheet and RWA reduction plans and targets are in place and being actioned
Riskiness of BSC balance sheet substantially reduced since announcement.  BSC VAR down roughly 50%
RWA calculated under Basel I rules as applied by JPM
Whether all BSC positions remain in IB (vs. Corporate) is TBD

UBS GLOBAL FINANCIAL SERVICES CONFERENCE

JPMorganChase

Bear Stearns Future Earnings Potential (exit ‘09)
Business Estimated Earnings
Equities + Prime Services $600-$750
Energy 50-80
Other Markets 100-200
Corporate Finance 50-100
Total Investment Bank
$800-$1,130
Asset Management $0 +/-
$ in millions

UBS GLOBAL FINANCIAL SERVICES CONFERENCE

JPMorganChase

Bear Stearns Impact on 2Q08 – Extremely Rough Estimates/Illustrative
Above the line earnings impact in 2Q08
JPM pro rata share of BSC losses through close
and month of June ’08 ($200mm realized to
date) - ESTIMATED1
($400)
Merger costs – ESTIMATED (100)
Total ($500)
Extraordinary gain
BSC capital at 2/29/08 $11,500
De-leveraging/de-risking, purchase
accounting, restructuring, litigation, BSC
2Q08 operating losses, etc. – ESTIMATED
(9,000)
Purchase price (1,500)
Total $1,000
Equity increase
Above the line losses – ESTIMATED ($500)
Extraordinary gain – ESTIMATED 1,000
Equity issued 1,500
Total $2,000
$ in millions
1
JPM pro rata share is based on 49.5% ownership of BSC as of April 8, 2008
Prior estimate was $5B +/-
+/- several hundred million
+/- $1 billion

Bear Stearns Impact Post 2Q08 – Rough Estimates
Approximately $900mm after-tax merger expense through the end of 2009
IB - approximately $300mm after-tax merger expense
Spread evenly through the end of 2009
Primarily related to systems conversion
Asset Management
Net losses expected through 2009
Includes approximately $300mm in merger-related expense
Corporate – approximately $300mm after-tax merger expense
Majority recognized in 2009
Primarily related to real estate

Capital Management 2Q08 – Rough Projections
2Q08 projections:
Tier 1 capital ratio projected to be high 8% range +/-
Leverage ratio projected to be 6.25% +/-
Expect to maintain Tier 1 capital ratio of 8.00% to 8.50% without regulatory relief
Committed to maintaining a fortress balance sheet

UBS GLOBAL FINANCIAL SERVICES CONFERENCE

JPMorganChase

Comments on Environment
Possibly 75% done
Hopefully over by year-end
Why?
Problems resolving:
— Mortgage companies, CDOs, SIVs
— Losses taken
— Capital raised
— Significantly de-leveraging, banks, hedge
funds, SIVs, etc.
Most problems known, but still being
recognized
No asset generation
— CMBS, CDO/CLO, Alt-A
— Subprime
— Leveraged finance
Plenty of liquidity
Capital Markets Crisis
Just starting
Could be deep
Could be worse than capital markets crisis
Cannot predict outcome
Factors
Deep, substantial financial pressure
More de-leveraging — Investment Banks
— Regulatory changes
Oil, housing, consumer, etc.
Round 2 financial effects
Commercial banks’ losses growing
— Recognized slower
— Need to build loan loss reserves
— Need for capital
Investment portfolio losses
More financial tightening, de-leveraging
Recession

UBS GLOBAL FINANCIAL SERVICES CONFERENCE

JPMorganChase

2Q08 Outlook
Investment Bank
Lower IB fees and trading revenue
Higher comp/revenue ratio anticipated in 2Q08
Credit provisioning likely
Bear Stearns will add to risk positions
Retail Financial Services
Solid underlying growth
See home lending credit outlook on page 19
Possible additions to reserves
Expect losses of approximately 5.00% in 2Q08;
approximately 5.00% + in 2H08; possibly
averaging 6% in 2009, likely additions to reserves
Sales growth rate continuing to show slowing
trend in 2Q08
Revenue growth lower than expected resulting
from higher payment rates, lower fees, lower
balance growth and fewer customers going 30
days past due
Card Services
TSS
Good underlying growth, which includes
benefit of recent market conditions
Corporate/Private Equity
Private Equity
Minimal realized gains QTD
Corporate
Expect core results to be net loss of greater
than $100mm
Expect write-downs on auction rate securities of
up to several hundred million
AM
1Q08 revenue is a good run rate for 2Q08
Bear Stearns BSAM and PCS will be a drag on
earnings
CB
Good underlying growth
Strong reserves but credit expected to
continue trending toward normalized levels

Conclusions
Extremely cautious on 2008 environment and impact on business
Deterioration in economic environment will likely lead to increase in loan loss reserves
However, we see evidence of continued organic growth and benefits of investments across businesses
Fortress balance sheet positions us well for uncertain market
Bear Stearns merger integration proceeding well, but is challenging in current market environment.  Remains an excellent opportunity for shareholder value in long run
We are focused on managing well through this downturn and seizing opportunities to position the company well for the future

This presentation includes non-GAAP financial measures.
1. TCE as used on slide 1 for purposes of a return on tangible common equity is defined as common stockholders’ equity less identifiable intangible assets
(other than MSRs) and goodwill. TCE as used in slide 14 in the TCE/Managed RWA ratio, which is used for purposes of a capital strength calculation, is defined as common stockholders’ equity plus a portion of junior subordinated notes (which have certain equity-like characteristics due to their subordinated and long-term nature) less identifiable intangible assets (other than MSRs) and goodwill. The latter definition of TCE is used by the firm and some analysts and creditors of the firm when analyzing the firm’s capital strength. The TCE measures used in this presentation are not necessarily comparable to similarly titled measures provided by other firms due to differences in calculation methodologies.
2. Financial results are presented on a managed basis, as such basis is described in the firm’s Annual Report on Form 10-K for the year ended December 31,
2007.
3. All non-GAAP financial measures included in this presentation are provided to assist readers in understanding certain trend information. Additional information concerning such non-GAAP financial measures can be found in the above-referenced filings, to which reference is hereby made.
Forward-looking statements and notes on non-GAAP financial measures
Forward looking statements
This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are based upon the current beliefs and expectations of JPMorgan Chase’s management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. Factors that could cause JPMorgan Chase’s results to differ materially from those described in the forward-looking statements can be found in the firm’s Annual Report on Form 10-K for the year ended December 31, 2007, its March 24, 2008 Current Report on Form 8-K, and its Quarter Report on
Form 10-Q for the quarter ended March 31, 2008, each filed with the United States Securities and Exchange Commission (SEC) and available at the SEC’s Internet site
(http://www.sec.gov).
Additional Information
In connection with the proposed merger with The Bear Stearns Companies Inc (Bear Stearns), JPMorgan Chase has filed with the SEC a Registration Statement on
Form S-4 that includes a preliminary proxy statement of Bear Stearns that also constitutes a prospectus of JPMorgan Chase. Bear Stearns will mail the definitive proxy statement/prospectus, when it becomes available, to its stockholders. JPMorgan Chase and Bear Stearns urge investors and security holders to read the definitive proxy statement/prospectus, when it becomes available, because it will contain important information. You may obtain copies of all documents filed with the SEC regarding this transaction, free of charge, at the SEC's website (www.sec.gov). You may also obtain these documents, free of charge, from JPMorgan Chase’s website
(www.jpmorganchase.com) under the tab "Investor Relations," then under the heading "Financial Information," then under the item "SEC Filings," and then under the item “Display all of the above SEC filings.” You may also obtain these documents, free of charge, from Bear Stearns's website (www.bearstearns.com) under the heading
"Investor Relations" and then under the tab "SEC Filings."
JPMorgan Chase, Bear Stearns and their respective directors, executive officers and certain other members of management and employees may solicit proxies from Bear
Stearns stockholders in favor of the merger. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the
Bear Stearns stockholders in connection with the proposed merger will be set forth in the definitive proxy statement/prospectus filed with the SEC. You can find information about JPMorgan Chase’s executive officers and directors in its proxy statement filed with the SEC on March 31, 2008. You can find information about Bear
Stearns’s executive officers and directors in the amendment to its Annual Report on Form 10-K filed with the SEC on March 31, 2008. You can obtain free copies of these documents from JPMorgan Chase and Bear Stearns using the contact information above.
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